UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

SEPTEMBER 19, 2023

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 par value	EP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Bridge Loans and Company Guarantees

On September 19, 2023, each of Phil Mulacek, an individual, and Energy Evolution Master Fund, Ltd., a Cayman Islands exempted company (each, an “Investor” and collectively, the “Investors”), made a bridge loan to Empire North Dakota LLC, a Delaware limited liability company (“Empire North Dakota”) and a wholly owned subsidiary of Empire Petroleum Corporation (the “Company”), in the amount of $5.0 million (collectively, the “Bridge Loans”). The proceeds of the Bridge Loans in the aggregate amount of $10.0 million will be used by Empire North Dakota for the redevelopment of oil and gas properties leased and operated by Empire North Dakota in North Dakota (the “North Dakota Properties”). The Company has issued to each Investor its unconditional guarantee of the obligations of Empire North Dakota under the Bridge Loans (collectively, the “Company Guarantees”).

The Bridge Loans mature on October 31, 2023 (the “Maturity Date”) and accrue interest at the rate of 7% per annum. After the Maturity Date, any principal balance of the Bridge Loans remaining unpaid accrue interest at the rate of 9% per annum. Empire North Dakota paid to each Investor an origination fee in cash of $50,000 or 1.0 percent of the principal amount of its Bridge Loan. The Bridge Loans may be prepaid at any time or from time to time.

The Bridge Loans rank pari passu with all other notes similar to the Bridge Loans now or hereafter issued, but are junior to all existing or hereafter created secured Debt (as defined in the Bridge Loans) of Empire North Dakota established pursuant to that certain Senior Revolver Loan Agreement dated as of September 20, 2018, as amended, and related security documentation (collectively, the “Senior Secured Revolver”) by and among CrossFirst Bank, as lender, and Empire Louisiana LLC, a Delaware limited liability company (“Empire Louisiana”), and Empire North Dakota, as borrowers. The Bridge Loans are senior in all respects to all hereafter created unsecured Debt of Empire North Dakota. The Bridge Loans provide that Empire North Dakota will not, directly or indirectly, enter into, create, incur, assume or suffer to exist any unsecured Debt of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, that is senior in any respect to Empire North Dakota’s obligations under the Bridge Loans.

For a description of any material relationship between the Company and the Investors, see the Company’s definitive proxy statement for its 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 1, 2023.

The foregoing summary of the Bridge Loans and the Company Guarantees is qualified in its entirety by reference to the full terms and conditions of the Promissory Notes constituting the Bridge Loans and the Company Guarantees, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Letter Agreement Amending the Senior Secured Revolver; Subordination Agreement

On September 19, 2023, Empire Louisiana, Empire North Dakota and CrossFirst Bank entered into that certain Letter Agreement amending the Senior Secured Revolver (the “Letter Agreement”) to, among other things: (1) exclude the Bridge Loans from the definition of Funded Debt (as defined in the Senior Secured Revolver); (2) allow the indebtedness evidenced by the Bridge Loans; (3) provide for CrossFirst Bank’s consent to the Bridge Loans; and (4) require that the proceeds of the Bridge Loans be deposited into a segregated account with CrossFirst Bank (the “Segregated Account”) and that such proceeds only be used in connection with the development of the North Dakota Properties. In connection with entering into the Letter Agreement, the Company ratified, confirmed and continued its Amended and Restated Guaranty Agreement dated as of March 27, 2019 in favor of CrossFirst Bank, pursuant to which the Company unconditionally guaranteed the obligations of Empire Louisiana and Empire North Dakota under the Senior Secured Revolver.

On September 19, 2023, the Investors and Empire North Dakota entered into that certain Subordination Agreement in favor of CrossFirst Bank (the “Subordination Agreement”), pursuant to which the Investors subordinated (a) the repayment of the Bridge Loans to the payment of the indebtedness of Empire Louisiana and Empire North Dakota to CrossFirst Bank under the Senior Secured Revolver (the “Lender Obligations”) and (b) any lien and security interests securing the Bridge Loans to the lien and security interests of CrossFirst Bank securing the Lender Obligations. Notwithstanding the foregoing, the Investors have the right, so long as there is no default or event of default under the Senior Secured Revolver, to receive regularly scheduled interest payments at the non-default rate and repayments of principal under the Bridge Loans. Under the Subordination Agreement, (a) the Company Guarantees are also subordinated to the Lender Obligations and (b) the Investors and Empire North Dakota agreed to the Segregated Account and that the proceeds of the Bridge Loans will only be used in connection with the development of the North Dakota Properties.

The foregoing summary of the Letter Agreement and the Subordination Agreement is qualified in its entirety by reference to the full terms and conditions of the Letter Agreement and the Subordination Agreement, copies of which are filed as Exhibits 10.5 and 10.6 to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

 The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed or furnished herewith.

Exhibit Number	Description
10.1	Empire North Dakota LLC Promissory Note Due October 31, 2023 in the original aggregate principal amount of $5.0 million in favor of Phil Mulacek.
10.2	Empire North Dakota LLC Promissory Note Due October 31, 2023 in the original principal amount of $5.0 million in favor of Energy Evolution Master Fund, Ltd.
10.3	Commercial Guaranty Agreement, dated as of September 19, 2023, issued by Empire Petroleum Corporation in favor of Phil Mulacek.
10.4	Commercial Guaranty Agreement, dated as of September 19, 2023, issued by Empire Petroleum Corporation in favor of Energy Evolution Master Fund, Ltd.
10.5

Letter Agreement amending Senior Revolver Loan Agreement, dated as of September 19, 2023, by and among Empire Louisiana LLC and Empire North Dakota LLC, as borrowers, Empire Petroleum Corporation, as guarantor, and CrossFirst Bank, as lender.

10.6	Subordination Agreement, dated as of September 19, 2023, by and among Phil Mulacek, Energy Evolution Master Fund, Ltd. and Empire North Dakota LLC in favor of CrossFirst Bank.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: September 25, 2023	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President and Chief Executive Officer

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